                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 3-95664




            SUPPLEMENT DATED OCTOBER 22, 2001 TO THE PROSPECTUS OF
                  MORGAN STANLEY NEW YORK TAX-FREE INCOME FUND
                            DATED FEBRUARY 27, 2001



     The second paragraph under the section of the Prospectus titled "FUND MANAGEMENT" is hereby replaced by the following:

     The Fund is managed by the Municipal Fixed-Income team. Current members of the team managing the Fund's portfolio include Timothy Haney, a Vice President of the Investment Manager, Dennis Pietrzak, an Executive Director of the Investment Manager, and Joseph R. Arcieri, an Executive Director of the Investment Manager.